[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.26(xxv)

Amendment No. 22 to the Process Development and Clinical Supply Agreement

This Amendment No. 22 (the “Twenty-second Amendment”), effective as of April 14, 2016 (the “Twenty-second Amendment Effective Date”) by and between Boehringer Ingelheim Biopharmaceuticals GmbH, Binger Str. 173, 55216 Ingelheim, Germany (“BI”) and FibroGen, Inc., 409 Illinois Street, San Francisco, CA 94158, USA (“FibroGen”), amends the Process Development and Clinical Supply Agreement entered into by and between Boehringer Ingelheim Pharma GmbH & Co. KG, Birkendorfer Str. 65, 88397 Biberach an der Riss, Germany (“BI Pharma”) and  on November 29, 2007, as amended pursuant to the letter agreements entered into as of June 26, 2008 and August 18, 2008, Amendment No. 1, effective as of May 28, 2009, Amendment No. 3, effective as of November 5, 2010, Amendment No. 4, effective as of January 24, 2011, Amendment No. 5, effective as of April 15, 2011, Amendment No. 6, effective as of May 26, 2011, Amendment No. 7, effective as of January 01, 2012, Amendment No. 8, effective as of July 10, 2012, Amendment No. 9, effective as of November 26, 2012, Amendment No. 10, effective as of June 21, 2013, Amendment No. 11, effective as of July 9, 2013, Amendment No. 12, effective as of August 01, 2013 and subsequently assigned by BI Pharma to BI, Amendment No. 13, effective as of March 06, 2014, Amendment No. 14, effective as of February 05, 2014, Amendment No. 15, effective as of October 20, 2014, Amendment No. 16, effective as of December 08, 2014, Amendment No. 17, effective as of December 08, 2014, Amendment No. 18, effective as of February 15, 2015, Amendment No. 19, effective as of March 01, 2015, Amendment No. 20, effective as of June 01, 2015 and Amendment No. 21, effective as of May 29, 2015 (hereinafter together the “Supply Agreement”). BI and FibroGen shall be referred to individually herein as a “Party”, and collectively as the “Parties”.

Whereas, FibroGen wishes BI from time to time to [*] in compliance with the terms of the Supply Agreement; and

Whereas, hereby the Parties wish to agree on additional provisions for the [*].

Now therefore, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1.	The Parties agree that Section 2.5. of the Supply Agreement shall be amended as follows (changes written in italics):

“2.5. Additional Work

2.5.1.

Ordering of Services other than Manufacturing Campaigns. In case that the Parties agree on additional work for the benefit of the Project, BI shall perform such additional work to sustain the progress of the Project on conditions in terms of money, time and scope to be subject to mutual written agreement of the Parties hereto and defined in an amendment to the Project Plan.

2.5.2.

Ordering of Manufacturing Campaigns. In order to allow BI to manage the multi-use facility efficiently, FIBROGEN shall provide BI with a [*] forecast for the scheduling of Manufacturing Campaigns for Product (be it bulk drug substance or drug product in final dosage form) according to the following forecasting procedure:

(a)	orecasting Procedure for bulk drug substance and drug product

Starting in 2016, by [*] and [*] of each calendar year during the term of this Definitive Agreement, FIBROGEN shall provide BI with [*] months forecast of FIBROGEN’s requirement for bulk drug substance and drug product in [*] (the “Detailed Forecast Schedule”)]. For each calendar year, the forecast by [*] shall commence on the upcoming [*] and the forecast by [*] shall commence on the upcoming [*]. FIBROGEN shall [*].

The Parties agree that such Detailed Forecast Schedule is [*].

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.26(xxv)

(a)	Ordering of Manufacturing Campaigns

(aa) The Parties acknowledge and agree that (i) the [*], (including those included in the then relevant Detailed Forecast Schedule) will be [*]; and (ii) FIBROGEN [*] and BI [*]. FIBROGEN shall always [*]. For the purpose of this Definitive Agreement the term “Manufacturing Campaign(s)” shall mean, [*].

(bb) Subject to the foregoing Section (aa), FIBROGEN shall use reasonable endevours to communicate its desire to add one or more further Manufacturing Campaigns for the manufacture of Product to the Project Plan with reasonable advance notice, however, not less than

(i)	[*]; and
(ii)	[*], the timelines set forth in Sections 2.5.2 (b) (bb) (i) shall apply.
2.5.3.	Cancellation or postponement of Manufacturing Campaigns for bulk drug substance

If FIBROGEN cancels or postpones any Manufacturing Campaign for the manufacture of bulk drug substance set forth in the Project Plan [*] prior to the date on which [*] is scheduled to take place, FIBROGEN shall [*] for such campaign.

Cancellation or postponement [*] prior to the date on which [*] is scheduled to take place, FIBROGEN shall [*] for such campaign.

Cancellation or postponement [*] prior to the date on which [*] is scheduled to take place, FIBROGEN shall [*] for such campaign.

Cancellation or postponement [*] prior to the date on which [*] is to take place results in a [*] of FIBROGEN of [*] for such campaign.

Cancellation or postponement [*] prior to the date on which [*] is to take place results in [*] of FIBROGEN of [*] for such campaign.

2.5.4.	Cancellation or postponement of Manufacturing campaigns for drug product

If FIBROGEN cancels or postpones any Manufacturing Campaign for the manufacture of drug product set forth in the Project Plan [*] prior to the date on which the first activities for such campaign are to take place, FIBROGEN shall [*] for such campaign.

Cancellation or postponement [*] prior to the date on which the first activities for such campaign are to take place results in a [*] of FIBROGEN of [*] for such campaign.

Cancellation or postponement [*] prior to the date on which the first activities for such campaign are to take place results in a [*] of FIBROGEN of [*] for such campaign.

Cancellation or postponement [*] prior to the date on which the first [*] activities for such campaign are to take place results in [*] of FIBROGEN of the [*] for such campaign.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.26(xxv)

2.5.5.	Cancellation of campaigns and Termination of this Definitive Agreement; Obligation of BI to mitigate Losses

The [*] described in Sections 2.5.3 through 2.5.4 above shall not be [*] in case of a termination of this Definitive Agreement by FIBROGEN pursuant to Section 11.2.2, but will incur in connection with a termination of this Definitive Agreement by FIBROGEN or BI pursuant to Section 11.3. In any event, BI shall use its commercially reasonable efforts to use the capacity resulting from the cancellation or postponement of campaigns and to mitigate any losses that may incur from such cancellation or postponement, including for the avoidance of doubt, the [*], if possible. If a slot reserved for a cancelled or postponed campaign/run can be used by BI for the [*], FIBROGEN shall not be obliged to [*] described in Sections 2.5.3 and 2.5.4 for the respective campaign/run.

2.	The Parties agree that Section 3. shall be amended as follows (changes written in italics):

“3. Project Fee and Payments

3.3[*]

3.3.1The [*] set forth in the [*] in Appendix 2 are subject to [*].

3.3.2Additionally, BI shall be entitled to [*].

3.4Product-Dedicated Equipment

If agreed upon by the Parties in the Project Plan or otherwise in writing, BI may [*]. For book keeping, maintenance and insurance purposes, such equipment shall be the property of BI.

Notwithstanding the forgoing, upon expiration or termination of this Definitive Agreement, and subject to the entire payment for all services hereunder, for a period of [*] thereafter and with [*] days prior written notice, FIBROGEN shall have the right to [*]. Parties will agree upon the details of the [*] in good faith.”

3.	For the avoidance of doubt, any reference to ”BI Pharma” in the Supply Agreement shall be deemed a reference to ”BI” as defined in this Twenty-second Amendment.
4.	Unless otherwise defined herein, all capitalized terms and phrases used in this Twenty-second Amendment shall have the meaning ascribed to them in the Supply Agreement.
5.

This Twenty-second Amendment, together with the Supply Agreement, contains the entire understanding of the Parties with respect to the subject matter hereof. Except as otherwise provided herein, the Supply Agreement has not been modified or amended and remains in full force and effect. All express or implied agreements and understandings that conflict with the terms of this Twenty-second Amendment, either oral or written, heretofore made with respect to subject matter herein are expressly superseded by this Twenty-second Amendment.

6.

This Twenty-second Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Counterparts may be signed and delivered by facsimile and/or via portable document format (pdf) (or similar format), each of which shall be binding when sent.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Act of 1934, as amended.

Exhibit 10.26(xxv)

IN WITNESS WHEREOF, the Parties have executed this Twenty-second Amendment to the Supply Agreement as of Twenty-second Amendment Effective Date.

Biberach, April 18, 2016

Boehringer Ingelheim Biopharmaceuticals GmbH

ppa.	ppa.

[*]	[*]
[*]	[*]
VP Business & Contracts	Head of Corporate Legal Biopharmaceuticals

San Francisco, April 14, 2016

FibroGen, Inc

/s/ Jim Polarek	/s/ Michael Lowenstein
Jim Polarek	Michael Lowenstein
Vice President	Vice President, Legal